FAIR VALUE MEASUREMENT	12 Months Ended
Jun. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
NOTE 16 -	FAIR VALUE MEASUREMENT

Financial instruments include cash and cash equivalents, time deposits with maturities over three months, accounts receivable, other receivables, amounts due to or from related parties, accounts payable, short-term bank loans and long-term bank loans. The carrying values of these financial instruments, other than long-term bank loans approximate their fair values due to their short-term maturities. The carrying value of the Company’s long-term bank loan approximates its fair value as the long-term bank loans are subject to floating interest rates. These assets and liabilities, excluding cash and cash equivalents (which fall into level 1 of the fair value hierarchy), fall into level 2 of the fair value hierarchy.

For the year ended June 30, 2014, the Company recognized an impairment loss of RMB2,000,000 (equivalent to $325,373) against the investment in Zhongjijing. As a result, the balance of investment in Zhongjijing was reduced to nil as of June 30, 2014. Zhongjijing has ceased and the Company expected that the recoverable amount of the investment in Zhongjijing to be nil.

Liabilities measured or disclosed at fair value as of June 30, 2013, and 2014 are stated below:

	June 30, 2013
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Liabilities:

Acquisition-related consideration(i)	$-	$-	$22,691,011	$22,691,011

	June 30, 2014
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Liabilities:

Acquisition-related consideration(i)	$-	$-	$30,679,651	$30,679,651

(i)
Acquisition-related consideration represents the fair value of Incentive Shares for Bond (note 3). The fair value of the contingent consideration in connection with the acquisition was estimated using probability-weighted discounted cash flow models. Key assumptions include discount rate, a percent weighted-probability of Bond achieving net income performance targets and a percent weighted-probability of Bond achieving CAGR performance targets. The significant unobservable inputs used in the fair value measurement of the acquisition-related consideration include the average future share price from October 1 to December 31, 2014, probability weighting of forecasted future net income performance and forecasted future CAGR performance of Bond, which are based on assumptions developed by management. The forecasted achievement of CAGR of Bond net income is 25%. The average future share price from October 1 to December 31, 2014 is estimated using Monte Carlo model stimulation. Significant changes in forecasted net income and forecasted CAGR of Bond and the average future share price from October 1 to December 31, 2014 would result in a significantly higher or lower fair value measurement. As of June 30, 2013 and June 30, 2014, the fair value of the acquisition-related consideration in connection with Bond totaled $22,691,010 and $30,679,651, respectively. The changes in fair value of acquisition-related consideration in connection with the Bond acquisition is shown in the following table:

Fair value measurements as of June 30, 2014 using significant unobservable inputs
(Level 3)
Contingent consideration in connection with Bond acquisition

Initial recognition as at acquisition date of April 1, 2013	$21,836,462
Change in fair-value (included within other expenses, net)	854,549
Balance as at June 30, 2013	$22,691,011
Change in fair-value (included within other expenses, net)	7,988,640
Balance as at June 30, 2014	$30,679,651